                          PLAN UNDER SECTION 18f-3(d)
                 AMENDED AND RESTATED AS OF DECEMBER 11, 2006

Filed pursuant to Item 23(n) of Form N-1A
-----------------------------------------

-------------------------------------------------------------------------------
                                  SECTION I.
                      FOR THE FUNDS LISTED IN SCHEDULE I
 (THOSE WITH SOME COMBINATION OF CLASSES A, B, C, I, R2, R3, R4, R5, W AND Y)
-------------------------------------------------------------------------------

SEPARATE ARRANGEMENTS
Each class of shares will represent interests in the same portfolio of investments of the Fund and be identical except those differences that relate to (a) the impact of the disproportionate payments made under the Rule 12b-1 plan; (b) the impact of the disproportionate payments made because of service fees; (c) the differences in class expenses including transfer agent fees and any other expense determined by the board to be a class expense; and (d) the difference in voting rights on the 12b-1 plan, exchange privileges and class designations. The current classes of shares are as follows:


SALES CHARGES
------------------------------------------------------------------------------------------------------
                          EQUITY FUNDS             FIXED INCOME AND        MONEY MARKET FUNDS
                                                   ALTERNATIVE FUNDS
------------------------------------------------------------------------------------------------------
Class A                5.75% initial sales        4.75% initial sales        No sales charge.
                        charge waived or            charge waived or
                       reduced for certain        reduced for certain
                            purchases.                 purchases.
------------------------------------------------------------------------------------------------------

Class B             Contingent deferred sales charge ranging from 5% down to 0% after six years.
------------------------------------------------------------------------------------------------------
Class C             Contingent deferred sales charge of 1% on redemptions of shares held for one year or less
------------------------------------------------------------------------------------------------------
Class I             No sales charge
------------------------------------------------------------------------------------------------------
Class R2            No sales charge
------------------------------------------------------------------------------------------------------
Class R3            No sales charge
------------------------------------------------------------------------------------------------------
Class R4            No sales charge
------------------------------------------------------------------------------------------------------
Class R5            No sales charge
------------------------------------------------------------------------------------------------------
Class W             No sales charge
------------------------------------------------------------------------------------------------------
Class Y             No sales charge
------------------------------------------------------------------------------------------------------

EXPENSE ALLOCATION PROCEDURES
Ameriprise Financial, Inc. ("Ameriprise Financial"), as the Fund's administrator, on a daily basis shall allocate the income, expenses, and realized and unrealized gains and losses of the Fund on the basis of the relative percentage of net assets of each class of shares, except class specific expenses for plan administration services fees, 12b-1 fees, transfer agent fees and any other class specific fees, which shall be paid directly by the applicable class as follows:

PLAN ADMINISTRATION SERVICES FEE:
  ---------------------------------------------------------------------------------------------------------
   Class A                                                   None
  ---------------------------------------------------------------------------------------------------------
   Class B                                                   None
  ---------------------------------------------------------------------------------------------------------
   Class C                                                   None
  ---------------------------------------------------------------------------------------------------------
   Class I                                                   None
  ---------------------------------------------------------------------------------------------------------
   Class R2                                                  25 basis points
  ---------------------------------------------------------------------------------------------------------
   Class R3                                                  25 basis points
  ---------------------------------------------------------------------------------------------------------
   Class R4                                                  25 basis points
  ---------------------------------------------------------------------------------------------------------
   Class R5                                                  None
  ---------------------------------------------------------------------------------------------------------
   Class Y                                                   15 basis points
  ---------------------------------------------------------------------------------------------------------


      12b-1 FEE:
  ---------------------------------------------------------------------------------------------------------
                         EQUITY FUNDS                FIXED INCOME AND             MONEY MARKET FUNDS
                                                     ALTERNATIVE FUNDS
  ---------------------------------------------------------------------------------------------------------
  Class A               25 basis points               25 basis points               10 basis points
  ---------------------------------------------------------------------------------------------------------
  Class B              100 basis points              100 basis points               85 basis points
  ---------------------------------------------------------------------------------------------------------
  Class C              100 basis points              100 basis points               75 basis points
  ---------------------------------------------------------------------------------------------------------
  Class I                    None                          None                          None
  ---------------------------------------------------------------------------------------------------------
  Class R2              50 basis points               50 basis points                    None
  ---------------------------------------------------------------------------------------------------------
  Class R3              25 basis points               25 basis points                    None
  ---------------------------------------------------------------------------------------------------------
  Class R4                   None                          None                          None
  ---------------------------------------------------------------------------------------------------------
  Class R5                   None                          None                          None
  ---------------------------------------------------------------------------------------------------------
  Class W               25 basis points               25 basis points               10 basis points
  ---------------------------------------------------------------------------------------------------------
  Class Y                    None                          None                          None
  ---------------------------------------------------------------------------------------------------------


      TRANSFER AGENT FEE:
      The annual fee is as follows:
  ---------------------------------------------------------------------------------------------------------
                         EQUITY FUNDS                FIXED INCOME AND             MONEY MARKET FUNDS
                                                     ALTERNATIVE FUNDS
  ---------------------------------------------------------------------------------------------------------
  Class A               $19.50/account                $20.50/account                $22.00/account
  ---------------------------------------------------------------------------------------------------------
  Class B               $20.50/account                $21.50/account                $23.00/account
  ---------------------------------------------------------------------------------------------------------
  Class C               $20.00/account                $21.00/account                $22.50/account
  ---------------------------------------------------------------------------------------------------------

  Class I                                                  None
  ---------------------------------------------------------------------------------------------------------
  Class R2                               5 basis points of average daily net assets
  ---------------------------------------------------------------------------------------------------------
  Class R3                               5 basis points of average daily net assets
  ---------------------------------------------------------------------------------------------------------
  Class R4                               5 basis points of average daily net assets
  ---------------------------------------------------------------------------------------------------------
  Class R5                               5 basis points of average daily net assets
  ---------------------------------------------------------------------------------------------------------
  Class W                               20 basis points of average daily net assets
  ---------------------------------------------------------------------------------------------------------
  Class Y         5 basis points of average daily net assets
  ---------------------------------------------------------------------------------------------------------

      The allocation of transfer agent fees is made as follows:
      FOR CLASSES A, B, AND C
      1. A base fee, equal to the per account fee assessed to Class A, is multiplied by the total number of accounts in the three classes (A, B, and C). For example, the base fee for an equity fund is $19.50 times the total number of accounts in the three classes (A, B, and C ). The total base fee for the three classes (A, B, and C) is then allocated between the three classes (A, B, and C) based on the average daily net assets of the respective classes.
      2. For Classes B and C, an additional fee, equal to the difference between the per account fee listed in the table above and the base fee, is multiplied times the number of accounts in the class. For example, the additional fee attributable to Class B shares in an equity fund is $1.00 per account ($20.50 minus $19.50) times the number of Class B accounts.
      FOR CLASS I, there is no transfer agent fee.
      FOR CLASS R2, R3, R4, AND R5 the fee is 5 basis points based on average daily net assets of the applicable class.
      FOR CLASS W, the fee is 20 basis points based on average daily net assets of Class W.
      FOR CLASS Y, the fee is 5 basis points based on average daily net assets of Class Y.

Should an expense of a class be waived or reimbursed, Ameriprise Financial first will determine that the waiver or reimbursement will not result in another class subsidizing the class, is fair and equitable to all classes and does not operate to the detriment of another class and then shall monitor the implementation and operation to assure the waiver or reimbursement operates consistent with the determination. The board shall monitor the actions of Ameriprise Financial.

EXCHANGE PRIVILEGES
Shares of a class may be exchanged for shares of the same class of another fund that is part of the RiverSource Funds.

CONVERSION PRIVILEGES
Class B shares, including a proportionate amount of shares acquired through reinvestment of distributions, will convert into Class A shares in the ninth year of ownership at relative net asset values without the imposition of any fee.

-------------------------------------------------------------------------------
                                  SECTION II.
                      FOR THE FUNDS LISTED IN SCHEDULE II
                         (THOSE WITH CLASSES D AND E)
-------------------------------------------------------------------------------

SEPARATE ARRANGEMENTS
Each class of shares will represent interests in the same portfolio of investments of the Fund and be identical except those differences that relate to (a) the impact of the disproportionate payments made under the Rule 12b-1 plan; (b) the impact of the disproportionate payments made because of service fees; (c) the differences in class expenses including transfer agent fees and any other expense determined by the board to be a class expense; and (d) the difference in voting rights on the 12b-1 plan, exchange privileges and class designations. The current classes of shares are as follows:

                  Class D shares
                  Class E shares

EXPENSE ALLOCATION PROCEDURES
Ameriprise Financial, as the Fund's administrator, on a daily basis shall allocate the income, expenses, and realized and unrealized gains and losses of the Fund on the basis of the relative percentage of net assets of each class of shares, except class specific expenses for plan administration services fees, 12b-1 fees, transfer agent fees, and any other class specific fee, which shall be paid directly by the applicable class as follows:

PLAN ADMINISTRATION SERVICES FEE:
      --------------------------------------------------------------------
       Class D                                 None
      --------------------------------------------------------------------
       Class E                                 15 basis points
      --------------------------------------------------------------------

      12b-1 FEE:
      --------------------------------------------------------------------
       Class D               25 basis points of average daily net assets
      --------------------------------------------------------------------
       Class E                                  None
      --------------------------------------------------------------------


      TRANSFER AGENCY SERVICES FEE:

      For CLASS D, the fee is $19.50 multiplied by the total number of accounts for Class D.
      For CLASS E, the fee is 5 basis points based on average daily net assets of Class E.

Should an expense of a class be waived or reimbursed, Ameriprise Financial first will determine that the waiver or reimbursement will not result in another class subsidizing the class, is fair and equitable to all classes and does not operate to the detriment of another class and then shall monitor the implementation and operation to assure the waiver or reimbursement operates consistent with the determination. The board shall monitor the actions of Ameriprise Financial.

EXCHANGE PRIVILEGES
Shares of a class may be exchanged for shares of the same class of another fund that is part of the RiverSource Funds.

SCHEDULE I

                                                         DATED AS OF 12/11/2006

--------------------------------------------------------------------------------------------------------------
                          FUNDS WITH CLASSES A, B, C, I, R2, R3, R4, R5,W AND/OR Y
--------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------
                          FUNDS                                                  CLASSES
--------------------------------------------------------------------------------------------------------------
                                                           A    B    C    I    R2   R3   R4   R5    W    Y
--------------------------------------------------------------------------------------------------------------
RiverSource Dimensions Series, Inc.
--------------------------------------------------------------------------------------------------------------
     RiverSource Disciplined Small and Mid Cap Equity      A    B    C    I    --   --   R4   --    W    --
--------------------------------------------------------------------------------------------------------------
    RiverSource Disciplined Small Cap Value                A    B    C    I    R2   R3   R4   R5    --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Equity Series, Inc.
--------------------------------------------------------------------------------------------------------------
     RiverSource Mid Cap Growth                            A    B    C    I    --   --   R4   --    --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Global Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Emerging Markets                           A    B    C    I    --   --   R4   --    --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Global Equity                              A    B    C    --   R2   R3   R4   R5    W    --
--------------------------------------------------------------------------------------------------------------
    RiverSource Global Technology                          A    B    C    I    --   --   R4   --    --   --
--------------------------------------------------------------------------------------------------------------
RiverSource International Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Disciplined International Equity           A    B    C    I    --   --   R4   --    W    --
--------------------------------------------------------------------------------------------------------------
     RiverSource European Equity                           A    B    C    I    --   --   R4   --    --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource International Opportunity                  A    B    C    I    R2   R3   R4   R5    --   --
--------------------------------------------------------------------------------------------------------------
RiverSource International Managers Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource International Aggressive Growth            A    B    C    I    --   --   R4   --    --   --
--------------------------------------------------------------------------------------------------------------
     RiverSource International Equity                      A    B    C    I    --   --   R4   --    --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource International Select Value                 A    B    C    I    --   --   R4   --    --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource International Small Cap                    A    B    C    I    --   --   R4   --    --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Investment Series, Inc.
--------------------------------------------------------------------------------------------------------------
      RiverSource Balanced                                 A    B    C    --   --   --   R4   --    --   --
--------------------------------------------------------------------------------------------------------------
     RiverSource Diversified Equity Income                 A    B    C    I    R2   R3   R4   R5    W    --
--------------------------------------------------------------------------------------------------------------
     RiverSource Mid Cap Value                             A    B    C    I    R2   R3   R4   R5    W    --
--------------------------------------------------------------------------------------------------------------
RiverSource Large Cap Series, Inc.
--------------------------------------------------------------------------------------------------------------
     RiverSource Disciplined Equity                        A    B    C    I    R2   R3   R4   R5    W    --
--------------------------------------------------------------------------------------------------------------
     RiverSource Growth                                    A    B    C    I    R2   R3   R4   R5    W    --
--------------------------------------------------------------------------------------------------------------
     RiverSource Large Cap Equity                          A    B    C    I    R2   R3   R4   R5    --   --
--------------------------------------------------------------------------------------------------------------
     RiverSource Large Cap Value                           A    B    C    I    R2   R3   R4   R5    --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Managers Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Aggressive Growth                          A    B    C    I    R2   R3   R4    R5   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Fundamental Growth                         A    B    C    I    --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Fundamental Value                          A    B    C    I    --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Select Value                               A    B    C    I    --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Equity                           A    B    C    I    --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Value                            A    B    C    I    R2   R3   R4    R5   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Value                                      A    B    C    I    --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Market Advantage Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Moderate               A    B    C    --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Moderate Aggressive    A    B    C    --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Aggressive             A    B    C    --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Total Equity           A    B    C    --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Company Index                        A    B    --   --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Retirement Series Trust
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2010                       A    --   --   --   R2   R3   R4    R5   --   Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2015                       A    --   --   --   R2   R3   R4    R5   --   Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2020                       A    --   --   --   R2   R3   R4    R5   --   Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2025                       A    --   --   --   R2   R3   R4    R5   --   Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2030                       A    --   --   --   R2   R3   R4    R5   --   Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2035                       A    --   --   --   R2   R3   R4    R5   --   Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2040                       A    --   --   --   R2   R3   R4    R5   --   Y
--------------------------------------------------------------------------------------------------------------
    RiverSource Retirement Plus 2045                       A    --   --   --   R2   R3   R4    R5   --   Y
--------------------------------------------------------------------------------------------------------------
RiverSource Sector Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Dividend Opportunity                       A    B    C    I    --   --   R4    --   W    --
--------------------------------------------------------------------------------------------------------------
    RiverSource Real Estate                                A    B    C    I    --   --   R4    --   W    --
--------------------------------------------------------------------------------------------------------------

Page 2

--------------------------------------------------------------------------------------------------------------
                          FUNDS                                                  CLASSES
--------------------------------------------------------------------------------------------------------------
                                                           A    B    C    I    R2   R3   R4   R5    W    Y
--------------------------------------------------------------------------------------------------------------
RiverSource Selected Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Precious Metals                            A    B    C    I    --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Strategic Allocation Series, Inc.
--------------------------------------------------------------------------------------------------------------
      RiverSource Strategic Allocation                     A    B    C    I    R2   R3   R4    R5   --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Strategy Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Equity Value                               A    B    C    I    R2   R3   R4    R5   W    --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Advantage                        A    B    C    I    R2   R3   R4    R5   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Small Cap Growth                           A    B    C    I    R2   R3   R4    R5   --   --
--------------------------------------------------------------------------------------------------------------


FIXED INCOME AND ALTERNATIVE FUNDS
--------------------------------------------------------------------------------------------------------------
                          FUNDS                                                  CLASSES
--------------------------------------------------------------------------------------------------------------
                                                           A    B    C    I    R2   R3   R4    R5   W    Y
--------------------------------------------------------------------------------------------------------------
RiverSource Bond Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Core Bond                                  A    B    C    I    R2   R3   R4    R5   W    --
-------------------------------------------------------------------------------------------------------------
    RiverSource Floating Rate                              A    B    C    I    --   --   R4    --   W    --
-------------------------------------------------------------------------------------------------------------
    RiverSource Income Opportunities                       A    B    C    I    --   --   R4    --   --   --
-------------------------------------------------------------------------------------------------------------
    RiverSource Inflation Protected Securities             A    B    C    I    --   --   R4    --   W    --
-------------------------------------------------------------------------------------------------------------
    RiverSource Limited Duration Bond                      A    B    C    I    --   --   R4    --   W    --
--------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt Trust
--------------------------------------------------------------------------------------------------------------
     RiverSource California Tax-Exempt                     A    B    C    --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Diversified Income Series, Inc.
--------------------------------------------------------------------------------------------------------------
      RiverSource Diversified Bond                         A    B    C    I    R2   R3   R4    R5   W    --
-------------------------------------------------------------------------------------------------------------
RiverSource Global Series, Inc.
-------------------------------------------------------------------------------------------------------------
    RiverSource Absolute Return Currency and Income        A    B    C    I    --   --   R4    --   W    --
-------------------------------------------------------------------------------------------------------------
    RiverSource Emerging Markets Bond                      A    B    C    I    --   --   R4    --   W    --
-------------------------------------------------------------------------------------------------------------
    RiverSource Global Bond                                A    B    C    I    --   --   R4    --   W    --
-------------------------------------------------------------------------------------------------------------
RiverSource Government Income Series, Inc.
-------------------------------------------------------------------------------------------------------------
    RiverSource Short Duration U.S. Government             A    B    C    I    --   --   R4    --   W    --
-------------------------------------------------------------------------------------------------------------
    RiverSource U.S. Government Mortgage                   A    B    C    I    --   --   R4    --   --   --
-------------------------------------------------------------------------------------------------------------
RiverSource High Yield Income Series, Inc.
-------------------------------------------------------------------------------------------------------------
    RiverSource High Yield Bond                            A    B    C    I    R2   R3   R4    R5   W    --
--------------------------------------------------------------------------------------------------------------
RiverSource Income Series, Inc.
--------------------------------------------------------------------------------------------------------------
  RiverSource Income Builder - Basic Income                A    B    C    --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
  RiverSource Income Builder - Moderate Income             A    B    C    --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
  RiverSource Income Builder - Enhanced Income             A    B    C    --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Market Advantage Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder - Conservative           A    B    C    --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Portfolio Builder  - Moderate
    Conservative                                           A    B    C    --   --   --   R4    --   --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Special Tax-Exempt Series Trust
--------------------------------------------------------------------------------------------------------------
     RiverSource Massachusetts Tax-Exempt                  A    B    C    --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------
     RiverSource Michigan Tax-Exempt                       A    B    C    --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------
     RiverSource Minnesota Tax-Exempt                      A    B    C    --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------
     RiverSource New York Tax-Exempt                       A    B    C    --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------
     RiverSource Ohio Tax-Exempt                           A    B    C    --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Income Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Tax-Exempt High Income                     A    B    C    --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Intermediate Tax-Exempt                    A    B    C    --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------
    RiverSource Tax-Exempt Bond                            A    B    C    --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------


MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------------------------
                          FUNDS                                                    CLASSES
--------------------------------------------------------------------------------------------------------------
                                                           A    B    C    I    R2   R3   R4    R5   W    Y
--------------------------------------------------------------------------------------------------------------
RiverSource Money Market Series, Inc.
--------------------------------------------------------------------------------------------------------------
    RiverSource Cash Management                            A    B    C    I    --   --   --    R5   W    Y
--------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt Money Market Series, Inc.
--------------------------------------------------------------------------------------------------------------

Page 3

--------------------------------------------------------------------------------------------------------------
                          FUNDS                                                    CLASSES
--------------------------------------------------------------------------------------------------------------
                                                           A    B    C    I    R2   R3   R4    R5   W    Y
--------------------------------------------------------------------------------------------------------------
     RiverSource Tax-Exempt Money Market                   A    --   --   --   --   --   --    --   --   --
--------------------------------------------------------------------------------------------------------------

SCHEDULE II
-------------------------------------------------------------------------------
                           FUNDS WITH CLASSES D AND E
-------------------------------------------------------------------------------
RiverSource Market Advantage Series, Inc.
    RiverSource S&P 500 Index Fund